                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                     NUVEEN MUNICIPAL VALUE FUND, INC.(NUV)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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


                                IMPORTANT NOTICE


                          TO NUVEEN FUND SHAREHOLDERS



                                 JULY 28, 2003



Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.



Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?


A. Closed-end investment companies listed on the New York Stock Exchange such as your Fund are required to hold annual meetings to approve the election of Directors. In addition, such companies are required to obtain shareholder approval for certain changes to their investment policies. Your Fund is seeking shareholder approval on the following items:


     1. To elect directors to serve on the Board of Directors.



     2. To approve changes to certain fundamental investment policies.



     3. To approve an Agreement and Plan of Reorganization and Liquidation to reorganize the Fund into a newly created Massachusetts business trust.



     Please refer to the Joint Proxy Statement for a detailed explanation of the proposed items.


Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF DIRECTORS?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. (the "Adviser"). The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most Nuveen funds.

     Your Board believes that the consolidation of board clusters will have the following advantages:


     - the consolidation will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies;



     - the consolidation ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general;



     - the consolidation would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings;


     - reducing the administrative burden allows the Adviser and its personnel to focus on non-administrative matters; and


     - a single board cluster overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.


Q.  WHICH FUNDAMENTAL INVESTMENT POLICIES ARE CHANGING?

A. Your Board has proposed to amend your Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

Q.  WHY IS THE FUND PROPOSING TO CHANGE ITS FUNDAMENTAL INVESTMENT POLICIES?

A. In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, your Board has authorized the Fund's participation in an interfund lending program that would allow the Nuveen Funds, including your Fund, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable your Fund to participate in this interfund lending program.

Q.  WHAT IS THE PURPOSE OF THE REORGANIZATION?

A. The purpose of the reorganization is for each Fund, currently organized as a Minnesota corporation (each, a "Minnesota Fund"), to reorganize (each, a "Reorganization") into a newly created Massachusetts business trust (each, a "Massachusetts Fund"). This type of reorganization may be referred to as a "change in domicile reorganization."

     The Board of each Fund believes that each Reorganization will achieve the following advantages:

     - create savings and operating efficiencies by realizing economies of scale through increased standardization of documents among the Nuveen family of funds, most of which are organized as Massachusetts business trusts;


     - lower expenses through economies of scale associated with compliance by the Nuveen family of funds with Massachusetts law only, rather than both Minnesota and Massachusetts law;


     - reducing such administrative burdens will allow the Adviser and its personnel to focus more on non-administrative matters;


     - create flexibility in conducting its business as a closed-end investment company. For example, under each Fund's interpretation of Minnesota law, the Board of the Fund does not have the authority, without shareholder approval, to (a) increase the number of authorized shares of an existing series of MuniPreferred or (b) make amendments to certain rating agency definitions in the Fund's Statement Establishing and Fixing the Rights and Preferences of MuniPreferred. However, a Massachusetts business trust may provide for the flexibility to take these actions without the time and expense of obtaining shareholder approval.


Q.  HOW DO THE DIRECTORS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or call Nuveen at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
JULY 28, 2003                                                 (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)


JUNE 17, 2003


TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the Sixth Floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Monday, July 28, 2003, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors (each a "Board" and each Director a "Board Member") of each Fund as outlined below:

          a. For each Fund except Municipal Value and Municipal Income, to elect twelve (12) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) ten (10) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.


          b. For Municipal Value and Municipal Income, to elect eight (8) Board Members for multiple year terms or until their successors shall have been duly elected and qualified.


2. To approve changes to each Fund's fundamental investment policies.


3. To approve an Agreement and Plan of Reorganization and Liquidation and the transactions contemplated thereby, the net effect of which would be to reorganize each Fund into a newly created Massachusetts business trust.


4. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on May 29, 2003 are entitled to notice of and to vote at the Annual Meeting.

As more fully described in the accompanying Joint Proxy Statement, shareholders of each Fund who do not vote to approve the Agreement and Plan of Reorganization and Liquidation and who comply with certain other requirements of Minnesota law may, as an alternative to receiving the consideration specified in the Agreement and Plan of Reorganization and Liquidation, dissent from the transactions provided for therein and obtain the payment in cash of the "fair value" of their shares, as defined under Minnesota law. The full text of Minnesota Statutes, Sections 302A.471 and 302A.473, which set forth the procedures to be followed by shareholders who choose to dissent under Minnesota law, is included as Appendix C to the Joint Proxy Statement and should be read in its entirety.


ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787


June 17, 2003


NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors (each a "Board" and collectively, the "Boards," and each Director a "Board Member" and collectively, the "Board Members") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2") and Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4") (individually, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on July 28, 2003 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.


On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of nominees as listed in this Joint Proxy Statement, FOR the changes to each Fund's fundamental investment policies and FOR the Agreement and Plan of Reorganization and Liquidation. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.



This Joint Proxy Statement is first being mailed to shareholders on or about June 17, 2003.


The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:


          ----------------------------------------------------------------------------------
                                                                        COMMON     MUNI-
                                     MATTER                             SHARES  PREFERRED(1)
          ----------------------------------------------------------------------------------
  1a(i).  Election of ten (10) Board Members by all shareholders             X             X
          (except Municipal Value and Municipal Income).
  a(ii).  Election of two (2) Board Members by MuniPreferred only                          X
          (except Municipal Value and Municipal Income).
      b.  Election of eight (8) Board Members for Municipal Value and        X           N/A
          Municipal Income by all common shareholders.
      2.  Change in fundamental investment policies by all                   X             X
          shareholders together as a single class and for all Funds
          except Municipal Value and Municipal Income by MuniPreferred shareholders as a separate class.
      3.  Approval of Agreement and Plan of Reorganization and               X             X
          Liquidation by all shareholders together as a single class and for all Funds except Municipal Value and Municipal
          Income by each series of MuniPreferred voting as a separate class.
          ----------------------------------------------------------------------------------


(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Stock."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Income and Municipal Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum except that for Premium Income, a majority of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.


For each Fund abstentions and broker non-votes will have the effect of a vote against the election of Board Members, against the proposed changes to each Fund's fundamental investment policies and against the Agreement and Plan of Reorganization. The details of the proposals to be voted on by the shareholders and the vote required for approval of the proposals are set forth under the description of each proposal below.



Shares of MuniPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each item in the same proportion as the votes cast by all MuniPreferred shareholders as a class who have voted on that item or in the same proportion as the votes cast by all MuniPreferred shareholders of a series who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.


Those persons who were shareholders of record at the close of business on May 29, 2003 will be entitled to one vote for each share held. As of May 29, 2003, the shares of the Funds were issued and outstanding as follows:


---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Municipal Value         (NUV)    194,959,520    N/A
Municipal Income        (NMI)   8,105,722.20    N/A
Premium Income          (NPI)  63,785,430.99  3,800  Series M
                                              2,000  Series M2
                                              3,800  Series T
                                              3,800  Series W
                                              3,800  Series TH
                                              3,800  Series F



---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Performance Plus        (NPP)     59,914,073  4,000  Series M
                                              4,000  Series T
                                              4,000  Series W
                                              3,160  Series TH
                                              4,000  Series F
Municipal               (NMA)     42,980,333  3,000  Series M
Advantage                                     3,000  Series T
                                              3,000  Series W
                                              2,320  Series TH
                                              3,000  Series F

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Municipal Market        (NMO)     45,540,872  4,000  Series M
Opportunity                                   4,000  Series T
                                              3,200  Series W
                                              4,000  Series F
Investment Quality      (NQM)     35,748,959  2,500  Series M
                                              2,500  Series T
                                              2,500  Series W
                                              2,040  Series TH
                                              2,500  Series F
Insured Quality         (NQI)  37,964,142.06  2,600  Series M
                                              2,600  Series T
                                              2,600  Series W
                                              2,320  Series TH
                                              2,600  Series F
Select Quality          (NQS)     33,887,474  2,000  Series M
                                              2,000  Series T
                                              2,800  Series W
                                              1,560  Series TH
                                              2,800  Series F
Quality Income          (NQU)     54,204,488  3,000  Series M
                                              3,000  Series T
                                              3,000  Series W
                                              2,080  Series W2
                                              4,000  Series TH
                                              3,000  Series F
Insured Municipal       (NIO)     81,060,946  4,000  Series M
Opportunity                                   4,000  Series T
                                              4,000  Series W
                                              3,200  Series W2
                                              4,000  Series TH1
                                              4,000  Series TH2
                                              4,000  Series F



---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Premier Municipal       (NPF)     20,091,018  1,000  Series M
                                              2,800  Series T
                                              2,800  Series TH
Premier Insured         (NIF)  19,352,459.99    840  Series W
                                              2,800  Series TH
                                              2,800  Series F
Premium Income 2        (NPM)     41,093,661  2,000  Series M
                                              3,000  Series T
                                              2,000  Series W
                                              3,000  Series TH
                                              2,000  Series F
                                              1,880  Series F2
Premium Income 4        (NPT)     43,236,703  2,200  Series M
                                              2,000  Series T
                                              1,328  Series T2
                                              1,680  Series W
                                                520  Series W2
                                              2,680  Series TH
                                              1,800  Series F
                                              1,328  Series F2


--------------------------------------------------------------------------------

* The common shares of all the Funds are listed on the New York Stock Exchange.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

GENERAL

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC"). Each current board cluster has a total of six board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person." Below is a list of board members of each board cluster.

The Boards of each Fund have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board except James E. Bacon, who is retiring. Mr. Bacon currently serves as a Board Member on the NIAC board cluster.

The following is a list of the nominees under the proposal who are continuing Board Members of each Fund and the nominees who are new board members:

------------------------------------------------------------------------------------------------------------
    CONTINUING BOARD MEMBERS (NAC BOARD CLUSTER):         NEW BOARD MEMBER NOMINEES (NIAC BOARD CLUSTER):
------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger*                               William E. Bennett
Robert P. Bremner                                      Jack B. Evans
Lawrence H. Brown                                      William L. Kissick
Anne E. Impellizzeri                                   Thomas E. Leafstrand
Peter R. Sawers                                        Sheila W. Wellington
William J. Schneider
Judith M. Stockdale
------------------------------------------------------------------------------------------------------------

* Interested person. Mr. Schwertfeger currently serves on both board clusters.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 12) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies. In addition, combining the board ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general.


Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings. This would permit the Adviser and its personnel to focus on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.



At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen Funds overseen, Independent Board Members will receive a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. Compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.



Currently, for all Nuveen Funds overseen, the continuing Independent Board Members of the Funds receive a $60,000 annual retainer for serving as a board member and a $1,750 fee per day plus expenses for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting is held, and a $500 per day fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of any committee.



The proposal to combine boards, which increases the number of Board Members for each Fund, will increase the total compensation paid by each Fund to Board Members. Management, however, believes that such increase in compensation is not material to each Fund and is justified by the benefits to each Fund and its shareholders. Moreover, as the size of the combined board declines due to retirements over the next two years, the total compensation paid by a Fund to Independent Board Members will decrease to the extent fewer board members will be compensated.



At each Fund's Annual Meeting (except Municipal Value and Municipal Income), twelve (12) Board Members are nominated to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value and Municipal Income), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, the Board is divided into three classes, with each class being elected to serve a term of three years. For each of Municipal Value and Municipal Income, eight (8) Board Members are nominated to be elected at this meeting to serve for multiple year terms.


A. FOR PREMIUM INCOME, PERFORMANCE PLUS, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIER INCOME 2 AND PREMIUM INCOME 4:

      (i) Ten (10) Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale and Messrs. Bennett, Evans, Kissick and Leafstrand and Ms. Wellington are nominees for election by all shareholders.


     (ii) Holders of MuniPreferred, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.



B. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME: The Boards of Municipal Value and Municipal Income have designated, Robert P. Bremner, William J. Schneider, Judith M. Stockdale and Jack B. Evans as Class III and Class II Board Members, respectively, and as nominees for Board Members for a term expiring at the Annual Meeting of shareholders in 2006, and until their successors have been duly elected and qualified; William E. Bennett and Thomas E. Leafstrand as Class II and Class I Board Members, respectively, and as nominees for Board Members for a term expiring at the Annual Meeting of shareholders in 2005 and until their successors have been duly elected and qualified; and William L. Kissick and Sheila W. Wellington as Class I and Class III Board Members, respectively, and as nominees for Board Members for a term expiring at the Annual Meeting of shareholders in 2004, and until their successors have been duly elected and qualified. The remaining Board Members Brown, Impellizzeri, Sawers, and Schwertfeger are current and continuing Board Members. The Boards of Municipal Value and Municipal Income have designated Board Members Brown, Sawers and Schwertfeger as continuing Class I and Class III Board Members, respectively, for terms that expire in 2004. The Boards of Municipal Value and Municipal Income have designated Board Member Impellizzeri as a continuing Class II and Class I Board Member, respectively, for a term that expires in 2005.


For each Fund, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.


All of the continuing Board Member nominees (except for Municipal Value and Municipal Income) were last elected to the Board at the 2002 annual meeting of shareholders. Anne E. Impellizzeri was last elected to the Board for Municipal Value and Municipal Income at the 2002 annual meeting of shareholders. Timothy
R. Schwertfeger, Lawrence H. Brown and Peter R. Sawers were last elected to the Board for Municipal Value and Municipal Income at the 2001 annual meeting of shareholders. Robert P. Bremner, William J. Schneider and Judith M. Stockdale were last elected to the Board for Municipal Value and Municipal Income at the 2000 annual meeting.


Other than Mr. Schwertfeger, none of the Board Member nominees have ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                                                                                     PORTFOLIOS
                                                                                                                        IN FUND
                                                                                                                        COMPLEX
                                    POSITION(S)       TERM OF OFFICE AND                                               OVERSEEN
         NAME, ADDRESS                HELD WITH           LENGTH OF TIME                  PRINCIPAL OCCUPATION(S)      BY BOARD
         AND BIRTH DATE                    FUND                 SERVED**                      DURING PAST 5 YEARS        MEMBER
-------------------------------------------------------------------------------------------------------------------------------
Nominees who are not interested
persons of the Funds
-------------------------------------------------------------------------------------------------------------------------------

Continuing Board Members
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                   Board          Term: Annual (for all    Private Investor and Management                122
333 West Wacker Drive               Member         Funds except             Consultant.
Chicago, IL 60606 (8/22/40)                        Municipal Income and
                                                   Municipal Value)
                                                   Municipal Income and
                                                   Municipal Value: 2006
                                                   Length of Service:
                                                   Since 1996
Lawrence H. Brown                   Board          Term: Annual (for all    Retired (August 1989) as Senior Vice           122
333 West Wacker Drive               Member         Funds except             President of The Northern Trust
Chicago, IL 60606 (7/29/34)                        Municipal Income and     Company; Director of the United Way
                                                   Municipal Value)         of Highland Park-Highwood (since
                                                   Municipal Income and     2002).
                                                   Municipal Value: 2004
                                                   Length of Service:
                                                   Since 1993
Anne E. Impellizzeri                Board          Term: Annual (for all    Retired; formerly, Executive Director          122
333 West Wacker Drive               Member         Funds except             (1998-2001) of Manitoga/The Russel
Chicago, IL 60606 (1/26/33)                        Municipal Income and     Wright Design Center; prior thereto,
                                                   Municipal Value)         President and Chief Executive Officer
                                                   Municipal Income and     of Blanton-Peale Institute; prior
                                                   Municipal Value: 2005    thereto, Vice President, Metropolitan
                                                   Length of Service:       Life Insurance Co.
                                                   Since 1994
Peter R. Sawers                     Board          Term: Annual (for all    Adjunct Professor of Business and              122
333 West Wacker Drive               Member         Funds except             Economics, University of Dubuque,
Chicago, IL 60606 (4/3/33)                         Municipal Income and     Iowa; formerly (1991- 2000) Adjunct
                                                   Municipal Value)         Professor, Lake Forest Graduate
                                                   Municipal Income and     School of Management, Lake Forest,
                                                   Municipal Value: 2004    Illinois; Director, Executive Service
                                                   Length of Service:       Corps of Chicago; prior thereto,
                                                   Since 1991               Executive Director, Towers Perrin
                                                                            Australia, a management consulting
                                                                            firm; Chartered Financial Analyst;
                                                                            Certified Management Consultant.

William J. Schneider                Board          Term: Annual (for all    Senior Partner and Chief Operating             122
333 West Wacker Drive               Member         Funds except             Officer, Miller-Valentine Group, Vice
Chicago, IL 60606 (9/24/44)                        Municipal Income and     President, Miller- Valentine Realty,
                                                   Municipal Value)         a development and contract company;
                                                   Municipal Income and     Chair, Miami Valley Hospital; Chair,
                                                   Municipal Value: 2006    Miami Valley Economic Development
                                                   Length of Service:       Coalition; formerly, Member,
                                                   Since 1996               Community Advisory Board, National
                                                                            City Bank, Dayton, Ohio; and Business
                                                                            Advisory Council, Cleveland Federal
                                                                            Reserve Bank.

--------------------------------  -------------

                                          OTHER
                                  DIRECTORSHIPS
                                        HELD BY
         NAME, ADDRESS                    BOARD
         AND BIRTH DATE                  MEMBER
--------------------------------  -------------
Nominees who are not interested
persons of the Funds
--------------------------------
Continuing Board Members
--------------------------------
Robert P. Bremner                           N/A
333 West Wacker Drive
Chicago, IL 60606 (8/22/40)
Lawrence H. Brown                           N/A
333 West Wacker Drive
Chicago, IL 60606 (7/29/34)
Anne E. Impellizzeri                        N/A
333 West Wacker Drive
Chicago, IL 60606 (1/26/33)
Peter R. Sawers                             N/A
333 West Wacker Drive
Chicago, IL 60606 (4/3/33)
William J. Schneider                        N/A
333 West Wacker Drive
Chicago, IL 60606 (9/24/44)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                                                                                     PORTFOLIOS
                                                                                                                        IN FUND
                                                                                                                        COMPLEX
                                    POSITION(S)       TERM OF OFFICE AND                                               OVERSEEN
         NAME, ADDRESS                HELD WITH           LENGTH OF TIME                  PRINCIPAL OCCUPATION(S)      BY BOARD
         AND BIRTH DATE                    FUND                 SERVED**                      DURING PAST 5 YEARS        MEMBER
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale                 Board          Term: Annual (for all    Executive Director, Gaylord and                122
333 West Wacker Drive               Member         Funds except             Dorothy Donnelley Foundation (since
Chicago, IL 60606 (12/29/47)                       Municipal Income and     1994); prior thereto, Executive
                                                   Municipal Value)         Director, Great Lakes Protection Fund
                                                   Municipal Income and     (from 1990 to 1994).
                                                   Municipal Value: 2006
                                                   Length of Service:
                                                   Since 1997
New Board Members
------------------------------------------------------------------------
William E. Bennett                  Nominee        Term: Annual (for all    Private Investor; previously                    19
333 West Wacker Drive                              Funds except             President and C.E.O., Draper &
Chicago, IL 60606 (10/16/46)                       Municipal Income and     Kramer, Inc. (1995-1998).
                                                   Municipal Value)
                                                   Municipal Income and
                                                   Municipal Value: 2005
                                                   Length of Service:
                                                   Since 2001
Jack B. Evans                       Nominee        Term: Annual (for all    President, The Hall-Perrine                     19
333 West Wacker Drive                              Funds except             Foundation (a private philanthropic
Chicago, IL 60606 (10/22/48)                       Municipal Income and     corporation); Director, Alliant
                                                   Municipal Value)         Energy; Director and Vice Chairman
                                                   Municipal Income and     United Fire & Casualty Company;
                                                   Municipal Value: 2006    Director, Federal Reserve Bank of
                                                   Length of Service:       Chicago; previously President and
                                                   Since 1999               Chief Operating Officer, SCI
                                                                            Financial Group, Inc. (a regional
                                                                            financial services firm).
William L. Kissick                  Nominee        Term: Annual (for all    Professor Emeritus, School of                   19
333 West Wacker Drive                              Funds except             Medicine and the Wharton School of
Chicago, IL 60606 (7/29/32)                        Municipal Income and     Management and former Chairman,
                                                   Municipal Value)         Leonard Davis Institute of Health
                                                   Municipal Income and     Economics, University of
                                                   Municipal Value: 2004    Pennsylvania; Adjunct Professor,
                                                   Length of Service:       Health Policy and Management, Yale
                                                   Since 1992               University.
Thomas E. Leafstrand                Nominee        Term: Annual (for all    Retired; previously, Vice President             19
333 West Wacker Drive                              Funds except             in charge of Municipal Underwriting,
Chicago, IL 60606 (11/11/31)                       Municipal Income and     Trading, and Dealer Sales at The
                                                   Municipal Value)         Northern Trust Company.
                                                   Municipal Income and
                                                   Municipal Value: 2005
                                                   Length of Service:
                                                   Since 1992
Sheila W. Wellington                Nominee        Term: Annual (for all    President of Catalyst (a                        19
333 West Wacker Drive                              Funds except             not-for-profit organization focusing
Chicago, IL 60606 (2/24/32)                        Municipal Income and     on women's leadership development in
                                                   Municipal Value)         business and the professions).
                                                   Municipal Income and
                                                   Municipal Value: 2004
                                                   Length of Service:
                                                   Since 1994

--------------------------------  -------------

                                          OTHER
                                  DIRECTORSHIPS
                                        HELD BY
         NAME, ADDRESS                    BOARD
         AND BIRTH DATE                  MEMBER
--------------------------------  -------------
Judith M. Stockdale                         N/A
333 West Wacker Drive
Chicago, IL 60606 (12/29/47)
New Board Members
--------------------------------
William E. Bennett                          N/A
333 West Wacker Drive
Chicago, IL 60606 (10/16/46)
Jack B. Evans                               See
333 West Wacker Drive                 Principal
Chicago, IL 60606 (10/22/48)         Occupation
                                   description.
William L. Kissick                          N/A
333 West Wacker Drive
Chicago, IL 60606 (7/29/32)
Thomas E. Leafstrand                        N/A
333 West Wacker Drive
Chicago, IL 60606 (11/11/31)
Sheila W. Wellington                        N/A
333 West Wacker Drive
Chicago, IL 60606 (2/24/32)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                                                                                     PORTFOLIOS
                                                                                                                        IN FUND
                                                                                                                        COMPLEX
                                    POSITION(S)       TERM OF OFFICE AND                                               OVERSEEN
         NAME, ADDRESS                HELD WITH           LENGTH OF TIME                  PRINCIPAL OCCUPATION(S)      BY BOARD
         AND BIRTH DATE                    FUND                 SERVED**                      DURING PAST 5 YEARS        MEMBER
-------------------------------------------------------------------------------------------------------------------------------
Nominee who is an interested
person* of the Funds
-------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger             Chairman of    Term: Annual (for all    Chairman and Director (since 1996) of          141
333 West Wacker Drive               the Board      Funds except             Nuveen Investments, Inc. and Nuveen
Chicago, IL 60606 (3/28/49)         and            Municipal Income and     Investments, LLC; Director (since
                                    Director       Municipal Value)         1992) and Chairman (since 1996) of
                                                   Municipal Income and     Nuveen Advisory Corp. and Nuveen
                                                   Municipal Value: 2004    Institutional Advisory Corp.;
                                                   Length of Service:       Chairman and Director (since 1997) of
                                                   Since 1996               Nuveen Asset Management, Inc.;
                                                                            Director (since 1996) of
                                                                            Institutional Capital Corporation;
                                                                            Chairman and Director (since 1999) of
                                                                            Rittenhouse Asset Management, Inc.;
                                                                            Chairman of Nuveen Investments
                                                                            Advisers Inc. (since 2002).
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------  -------------

                                          OTHER
                                  DIRECTORSHIPS
                                        HELD BY
         NAME, ADDRESS                    BOARD
         AND BIRTH DATE                  MEMBER
--------------------------------  -------------
Nominee who is an interested
person* of the Funds
--------------------------------
Timothy R. Schwertfeger           See Principal
333 West Wacker Drive                Occupation
Chicago, IL 60606 (3/28/49)        description.
--------------------------------


 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's Adviser.

** Length of Service indicates the year in which the individual becomes a Trustee or Director of a fund in the Nuveen fund complex.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominee as of March 31, 2003:

                                               DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               MUNICIPAL
                                 MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT   INSURED
BOARD MEMBER NOMINEES                VALUE      INCOME    INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY   QUALITY
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                        0           0         0             0           0             0            0         0
Lawrence H. Brown                 $10,001-           0   $10,001-            0           0             0            0         0
                                   $50,000               $50,000
Anne E. Impellizzeri                     0           0         0             0           0             0            0         0
Peter R. Sawers                          0    $10,001-         0             0    $10,001-             0            0   $10,001-
                                               $50,000                             $50,000                              $50,000
William J. Schneider                     0           0         0             0           0             0            0         0
Judith M. Stockdale                      0           0         0             0           0    $1-$10,000            0         0
Timothy R. Schwertfeger               Over           0      Over          Over    $50,001-             0            0         0
                                  $100,000               $100,000     $100,000    $100,000
William E. Bennett                       0           0         0             0           0             0            0         0
Jack B. Evans                            0           0         0             0           0             0            0         0
William L. Kissick                       0           0         0             0           0             0            0         0
Thomas E. Leafstrand              $10,001-           0         0      $10,001-           0             0            0         0
                                   $50,000                             $50,000
Sheila W. Wellington              $10,001-           0   $10,001-            0           0      $10,001-            0         0
                                   $50,000               $50,000                                 $50,000
-------------------------------------------------------------------------------------------------------------------------------

                                                DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AGGREGATE DOLLAR
                                                                                                                  RANGE OF EQUITY
                                                                                                                SECURITIES IN ALL
                                                                                                                       REGISTERED
                                                                                                                       INVESTMENT
                                                                                                                        COMPANIES
                                                                                                                      OVERSEEN BY
                                                                                                                     BOARD MEMBER
                                                                                                                      NOMINEES IN
                                                       INSURED                                                          FAMILY OF
                               SELECT    QUALITY     MUNICIPAL     PREMIER    PREMIER      PREMIUM    PREMIUM          INVESTMENT
BOARD MEMBER NOMINEES         QUALITY     INCOME   OPPORTUNITY   MUNICIPAL    INSURED     INCOME 2   INCOME 4        COMPANIES(1)
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                   0          0             0           0          0            0
                                                                                         (0 shares)
Lawrence H. Brown                   0   $10,001-      $10,001-           0          0            0          0       Over $100,000
                                         $50,000       $50,000                                                     (8,256 shares)
Anne E. Impellizzeri                0          0      $10,001-           0          0            0          0     $10,001-$50,000
                                                       $50,000                                                     (3,579 shares)
Peter R. Sawers                     0          0             0           0          0            0          0       Over $100,000
                                                                                                                  (12,787 shares)
William J. Schneider                0          0             0           0          0            0       Over       Over $100,000
                                                                                                     $100,000     (28,085 shares)
Judith M. Stockdale                 0          0             0    $10,001-          0     $10,001-          0     $10,001-$50,000
                                                                   $50,000                 $50,000                 (2,711 shares)
Timothy R. Schwertfeger      $50,001-       Over      $50,001-           0          0            0          0       Over $100,000
                             $100,000   $100,000      $100,000                                                   (439,783 shares)
William E. Bennett                  0          0             0           0          0            0          0    $50,001-$100,000
                                                                                                                   (3,411 shares)
Jack B. Evans                       0          0             0           0          0            0          0       Over $100,000
                                                                                                                  (15,214 shares)
William L. Kissick                  0          0             0           0          0            0          0    $50,001-$100,000
                                                                                                                   (6,706 shares)
Thomas E. Leafstrand                0          0             0           0          0            0          0       Over $100,000
                                                                                                                  (34,053 shares)
Sheila W. Wellington                0          0             0           0   $10,001-            0          0       Over $100,000
                                                                              $50,000                             (13,466 shares)
---------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of March 31, 2003. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.


                              FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 MUNICIPAL
                                   MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT
BOARD MEMBER NOMINEES                  VALUE      INCOME    INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                          0           0         0             0           0             0            0
Lawrence H. Brown                      1,000           0     1,000             0           0             0            0
Anne E. Impellizzeri                       0           0         0             0           0             0            0
Peter R. Sawers                            0       2,789         0             0       1,989             0            0
William J. Schneider                       0           0         0             0           0             0            0
Judith M. Stockdale                        0           0         0             0           0           649            0
Timothy R. Schwertfeger               22,950           0    61,477        14,000       6,533             0            0
William E. Bennett                         0           0         0             0           0             0            0
Jack B. Evans                              0           0         0             0           0             0            0
William L. Kissick                         0           0         0             0           0             0            0
Thomas E. Leafstrand                   2,000           0         0         1,000           0             0            0
Sheila W. Wellington                   1,500           0     2,000             0           0         1,000            0
ALL BOARD MEMBER NOMINEES AND
  OFFICERS AS A GROUP                 30,182       2,789    69,557        19,000      10,422         1,649        4,218
-----------------------------------------------------------------------------------------------------------------------



                               FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------------------
                                                                      INSURED
                                    INSURED    SELECT   QUALITY     MUNICIPAL     PREMIER   PREMIER    PREMIUM    PREMIUM
BOARD MEMBER NOMINEES               QUALITY   QUALITY    INCOME   OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2   INCOME 4
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                         0         0        0              0           0         0          0          0
Lawrence H. Brown                         0         0      889            822           0         0          0          0
Anne E. Impellizzeri                      0         0        0          1,000           0         0          0          0
Peter R. Sawers                        1941         0        0              0           0         0          0          0
William J. Schneider                      0         0        0              0           0         0          0     12,000
Judith M. Stockdale                       0         0        0              0         757         0        631          0
Timothy R. Schwertfeger                   0     5,000   22,300          5,000           0         0          0          0
William E. Bennett                        0         0        0              0           0         0          0          0
Jack B. Evans                             0         0        0              0           0         0          0          0
William L. Kissick                        0         0        0              0           0         0          0          0
Thomas E. Leafstrand                      0         0        0              0           0         0          0          0
Sheila W. Wellington                      0         0        0              0           0     1,900          0          0
ALL BOARD MEMBER NOMINEES AND
  OFFICERS AS A GROUP                 7,777     5,830   23,739         35,323         757     1,900        631     12,000
-------------------------------------------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On March 31, 2003, continuing Board Members and executive officers as a group beneficially owned 578,368 common shares of all funds managed by NAC and NIAC (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of March 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of March 31, 2003, the Board Member nominees and executive officers of the Funds did not own any shares of MuniPreferred. As of May 29, 2003, no shareholder beneficially owned more than 5% of any class of shares of any Fund.


COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except Municipal Income are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each continuing Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from a Fund or any Nuveen funds.

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)

------------------------------------------------------------------------------------------------------------------------------
                                                                                          MUNICIPAL
                          MUNICIPAL   MUNICIPAL     PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT       INSURED
CONTINUING BOARD MEMBERS      VALUE      INCOME      INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY       QUALITY
------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          2,995.48      135.42    2,264.12     2,119.10     1,557.72     1,619.15     1,309.15       1,391.11
Lawrence H. Brown          3,184.33      141.60    2,406.76     2,251.45     1,655.66     1,721.13     1,385.35       1,478.36
Anne E. Impellizzeri       2,204.64      135.42    1,666.38     1,570.07     1,148.19     1,192.47       965.62       1,026.41
Peter R. Sawers            2,674.77      135.42    2,021.89     2,122.77     1,391.79     1,446.03     1,169.99       1,243.52
William J. Schneider       2,777.85      135.42    2,099.76     1,969.64     1,445.40     1,501.82     1,215.08       1,291.41
Judith M. Stockdale        2,942.30      135.42    2,223.98     2,082.66     1,530.29     1,590.49     1,286.19       1,366.79
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL
                                                                                                                 COMPENSATION
                                                                                                                  FROM NUVEEN
                                                      INSURED                                                   FUNDS PAID TO
                             SELECT     QUALITY     MUNICIPAL     PREMIER     PREMIER     PREMIUM     PREMIUM           BOARD
CONTINUING BOARD MEMBERS    QUALITY      INCOME   OPPORTUNITY   MUNICIPAL     INSURED    INCOME 2    INCOME 4         MEMBERS
-----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          1,206.37    1,936.17     2,967.98       716.97      701.56    1,492.46    1,418.43      77,500.00
Lawrence H. Brown          1,282.20    2,057.93     3,154.05       761.88      745.61    1,586.39    1,507.86      82,000.00
Anne E. Impellizzeri         889.05    1,427.02     2,190.49       529.08      517.70    1,098.28    1,040.94      77,500.00
Peter R. Sawers            1,077.86    1,729.78     2,653.33       641.04      627.14    1,332.92    1,266.00      79,250.00
William J. Schneider       1,119.38    1,796.48     2,755.56       665.71      651.29    1,384.22    1,314.68      77,500.00
Judith M. Stockdale        1,185.15    1,902.05     2,916.18       704.47      709.29    1,466.01    1,393.09      77,750.00
-----------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees except for Municipal Income. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                        DEFERRED FEES
    ---------------------------------------------------------------------------------------------------------------------
                                                                                       MUNICIPAL
                                   MUNICIPAL     PREMIUM   PERFORMANCE   MUNICIPAL        MARKET   INVESTMENT     INSURED
    CONTINUING BOARD MEMBERS           VALUE      INCOME          PLUS   ADVANTAGE   OPPORTUNITY      QUALITY     QUALITY
    ---------------------------------------------------------------------------------------------------------------------
    Robert P. Bremner                 406.88      307.57       288.40       211.72       219.96       177.96       189.16
    Lawrence H. Brown                     --          --           --           --           --           --           --
    Anne E. Impellizzeri            2,204.64    1,666.38     1,570.07     1,148.19     1,192.47       965.62     1,026.41
    Peter R. Sawers                 2,674.77    2,021.89     2,122.77     1,391.79     1,446.03     1,169.99     1,243.52
    William J. Schneider            2,777.85    2,099.76     1,969.64     1,445.40     1,501.82     1,215.08     1,291.41
    Judith M. Stockdale               658.25      497.62       467.34       342.65       355.91       288.09       306.24
    ---------------------------------------------------------------------------------------------------------------------

                                                      DEFERRED FEES
    ------------------------------------------------------------------------------------------------------------------
                                                               INSURED
                                      SELECT     QUALITY     MUNICIPAL     PREMIER     PREMIER     PREMIUM     PREMIUM
    CONTINUING BOARD MEMBERS         QUALITY      INCOME   OPPORTUNITY   MUNICIPAL     INSURED    INCOME 2    INCOME 4
    ------------------------------------------------------------------------------------------------------------------
    Robert P. Bremner                 163.96      263.11       403.59        97.50       95.37      202.77      192.59
    Lawrence H. Brown                     --          --           --           --          --          --          --
    Anne E. Impellizzeri              889.05    1,427.02     2,190.49       529.08      517.70    1,098.28    1,040.94
    Peter R. Sawers                 1,077.86    1,729.78     2,653.33       641.04      627.14    1,332.92    1,266.00
    William J. Schneider            1,119.38    1,796.48     2,755.56       665.71      651.29    1,384.22    1,314.68
    Judith M. Stockdale               265.36      425.83       653.48       157.88      154.41      328.06      311.47
    ------------------------------------------------------------------------------------------------------------------

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.


Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during their last fiscal year, except Performance Plus held one meeting during its last fiscal year.


Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held four meetings during its last fiscal year.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Fund held one meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Independent Board Members and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held three meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Fund held four regular quarterly meetings and one special board meeting during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of May 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.


-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief                Term: Annual        Managing Director (since 2002),                   141
333 West Wacker Drive    Administrative       Length of Service:  Assistant Secretary and
Chicago, IL 60606        Officer              Since 1988          Associate General Counsel,
(9/9/56)                                                          formerly, Vice President of
                                                                  Nuveen Investments, LLC;
                                                                  Managing Director (since 2002),
                                                                  General Counsel and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen Advisory
                                                                  Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director (since 2002) and
                                                                  Assistant Secretary and
                                                                  Associate General Counsel,
                                                                  formerly Vice President (since
                                                                  2000) of Nuveen Asset
                                                                  Management, Inc.; Assistant
                                                                  Secretary of Nuveen
                                                                  Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC (since 2002); Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Managing Director, Associate
                                                                  General Counsel and Assistant
                                                                  Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since May
                                                                  2003); Chartered Financial
                                                                  Analyst.

Michael T. Atkinson      Vice President and   Term: Annual        Vice President (since 2002),                      141
333 West Wacker Drive    Assistant Secretary  Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 2002          President (from 2000),
(2/3/66)                                                          previously, Associate of Nuveen
                                                                  Investments, LLC.

Paul L. Brennan          Vice President       Term: Annual        Vice President (since 2002),                      135
333 West Wacker Drive                         Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 1997          President (since 1997) of
(11/10/66)                                                        Nuveen Advisory Corp.;
                                                                  Chartered Financial Analyst and
                                                                  Certified Public Accountant.

Peter H. D'Arrigo        Vice President and   Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive    Treasurer            Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 1999          prior thereto, Assistant Vice
(11/28/67)                                                        President (from 1997); Vice
                                                                  President and Treasurer (since
                                                                  1999) of Nuveen Investments,
                                                                  Inc.; Vice President and
                                                                  Treasurer (since 1999) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp; Vice President and
                                                                  Treasurer of Nuveen Asset
                                                                  Management, Inc. (since 2002)
                                                                  and of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Treasurer of NWQ
                                                                  Investments Management Company,
                                                                  LLC. (since 2002); Chartered
                                                                  Financial Analyst.

Susan M. DeSanto         Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive,                        Length of Service:  Advisory Corp. (since 2001);
Chicago, IL 60606                             Since 2001          previously, Vice President of
(9/8/54)                                                          Van Kampen Investment Advisory
                                                                  Corp. (from 1998).

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President and   Term: Annual        Vice President (since 2002) and                   141
333 West Wacker Drive    Secretary            Length of Service:  Assistant General Counsel
Chicago, IL 60606                             Since 1998          (since 1998), formerly
(9/24/64)                                                         Assistant Vice President (from
                                                                  1998) of Nuveen Investments,
                                                                  LLC; Vice President (since
                                                                  2002) and Assistant Secretary
                                                                  (from 1998), formerly Assistant
                                                                  Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.

Lorna C. Ferguson        Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 1998);
Chicago, IL 60606                             Since 1998          Vice President (since 1998) of
(10/24/45)                                                        Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp.

William M. Fitzgerald    Vice President       Term: Annual        Managing Director (since 2001),                   141
333 West Wacker Drive                         Length of Service:  formerly Vice President (since
Chicago, IL 60606                             Since 1995          1995) of Nuveen Advisory Corp.
(3/2/64)                                                          and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 2001);
                                                                  Vice President of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Chartered
                                                                  Financial Analyst.

Stephen D. Foy           Vice President and   Term: Annual        Vice President (since 1993) and                   141
333 West Wacker Drive    Controller           Length of Service:  Funds Controller (since 1998)
Chicago, IL 60606                             Since 1993          of Nuveen Investment, LLC; Vice
(5/31/54)                                                         President and Funds Controller
                                                                  (since 1998) of Nuveen
                                                                  Investments, Inc.; Certified
                                                                  Public Accountant.

J. Thomas Futrell        Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Advisory Corp.; Chartered
Chicago, IL 60606                             Since 1992          Financial Analyst.
(7/5/55)

Richard A. Huber         Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Institutional Advisory Corp.
Chicago, IL 60606                             Since 1997          (since 1998) and Nuveen
(3/26/63)                                                         Advisory Corp. (since 1997).

Steven J. Krupa          Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Advisory Corp.
Chicago, IL 60606                             Since 1990
(8/21/57)

David J. Lamb            Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 2000);
Chicago, IL 60606                             Since 2000          prior thereto, Assistant Vice
(3/22/63)                                                         President (from 1999); formerly
                                                                  Associate of Nuveen
                                                                  Investments, LLC; Certified
                                                                  Public Accountant.

Tina M. Lazar            Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 2002          prior thereto, Assistant Vice
(8/27/61)                                                         President (since 1993) of
                                                                  Nuveen Investments, LLC.

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President and   Term: Annual        Vice President, Assistant                         141
333 West Wacker Drive    Assistant Secretary  Length of Service:  Secretary and Assistant General
Chicago, IL 60606                             Since 1988          Counsel of Nuveen Investments,
(7/27/51)                                                         LLC; Vice President and
                                                                  Assistant Secretary of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen
                                                                  Investments, Inc.; Assistant
                                                                  Secretary of Nuveen Asset
                                                                  Management, Inc. (since 1997);
                                                                  Vice President (since 2000),
                                                                  Assistant Secretary and
                                                                  Assistant General Counsel
                                                                  (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC (since 2002).

Edward F. Neild, IV      Vice President       Term: Annual        Managing Director (since 2002),                   141
333 West Wacker Drive                         Length of Service:  formerly, Vice President (from
Chicago, IL 60606                             Since 1996          1996) of Nuveen Institutional
(7/7/65)                                                          Advisory Corp. and Nuveen
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 1999);
                                                                  Chartered Financial Analyst.

Thomas J. O'Shaughnessy  Vice President       Term: Annual        Vice President (since 2002),                      135
333 West Wacker Drive                         Length of Service:  previously, Assistant Vice
Chicago, IL 60606                             Since 1998          President (1998) of Nuveen
(9/4/60)                                                          Advisory Corp.

Thomas C. Spalding       Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Advisory Corp. and Nuveen
Chicago, IL 60606                             Since 1987          Institutional Advisory Corp.;
(7/31/51)                                                         Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------


* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Anne E. Impellizzeri
William J. Schneider
Lawrence H. Brown
Peter R. Sawers
Judith M. Stockdale

AUDIT AND RELATED FEES
AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

--------------------------------------------------------------------------------------------------------
                                                                 FINANCIAL INFORMATION
                                                  AUDIT           SYSTEMS DESIGN AND           ALL OTHER
FUND                                              FEES            IMPLEMENTATION FEES            FEES
--------------------------------------------------------------------------------------------------------
Municipal Value                                  $35,962                  $0                    $   421
Municipal Income                                   5,968                   0                        353
Premium Income                                    28,308                   0                      2,603
Performance Plus                                  26,351                   0                      2,601
Municipal Advantage                               20,841                   0                      2,587
Municipal Market Opportunity                      21,475                   0                      2,588
Investment Quality                                18,227                   0                      2,581
Insured Quality                                   19,079                   0                      2,583
Select Quality                                    17,190                   0                      2,579
Quality Income                                    24,758                   0                      2,595
Insured Municipal Opportunity                     35,508                   0                      2,621
Premier Municipal                                 12,047                   0                      2,567
Premier Insured                                   11,888                   0                      2,567
Premium Income 2                                  20,227                   0                      2,585
Premium Income 4                                  19,512                   0                      2,583
--------------------------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

2. PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES

The Board has proposed amending each Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

GENERAL

Each Fund's current fundamental investment policy regarding borrowing states:


PERFORMANCE PLUS, PREMIUM INCOME, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2 AND PREMIUM INCOME 4: The Fund may not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made.



MUNICIPAL VALUE AND MUNICIPAL INCOME: The Fund may not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made.



Each Fund's current fundamental policy regarding lending states:



MUNICIPAL INCOME, PREMIUM INCOME, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2 AND PREMIUM INCOME 4: The Fund may not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

MUNICIPAL VALUE: The Fund may not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations.



PERFORMANCE PLUS: The Fund may not make loans, other than by entering into repurchase agreements and through the purchase of tax-exempt municipal obligations or temporary investments in accordance with its investment objective, policies and limitations.


The Board recommends that shareholders vote to replace these policies with the following fundamental investment policy governing borrowing and the following fundamental investment policy regarding lending:

     The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

     The Fund may not make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.


In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, the Boards of the Nuveen Funds have determined that an interfund lending program would allow the Nuveen Funds, including the Funds, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable each Fund to participate in this interfund lending program.



Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, all Nuveen Funds, including the Funds, will file an application for exemption from certain provisions of the 1940 Act with the Securities and Exchange Commission ("SEC"). The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations and the relief, if and when granted, would allow the Adviser to set up a more regular program if it and the Board of a Fund determines that a more regular program would be in the best interests of a fund. Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.


Nuveen's open-end funds are far more likely to experience large net cash outflows during an emergency situation than the closed-end funds, therefore the open-end funds will likely be the only funds that would borrow extensively under the program. However, because the closed-end funds might be able to lend money at attractive rates under the program, it is proposed that all current and future Nuveen Funds, both open-end and closed-end, may participate in the program. Because the interest earned by the lending fund on such loans is taxable, Nuveen anticipates that funds that invest primarily in municipal securities would only participate in the program as lenders if the Adviser believes that it would be in the best interests of the shareholders of such funds. Funds that invest primarily in securities other than municipal securities may also utilize the program in non-emergency situations.

Currently, the Nuveen open-end funds can borrow from banks for temporary purposes and can lend to banks or other entities in the form of repurchase agreements or investment in other short-term instruments. The proposed program would reduce the open-end funds' borrowing costs and enhance their ability to earn higher rates of interest on investment of their short-term cash balances. The open-end funds would still be free to establish committed lines of credit or other borrowing arrangements with banks.


It is currently anticipated that the interest rate that will be charged to the funds on any interfund loan ("Interfund Loan Rate") would be the average of the "Repo Rate"(1) and the "Bank Loan Rate."(2) The program would be administered by employees of the Adviser, including representatives of the Funds' Administration and Financial Analysis, Product Management, Portfolio Operations and Trading and/or representatives of the Portfolio Management and Research Department who are not portfolio managers ("Interfund Lending Team"). Under the proposed program, in an emergency situation, a meeting of the Interfund Lending Team would be called and the Team would collect data on the uninvested cash and borrowing requirements of the funds. Once it determines the aggregate amount of cash available for loans and borrowing demand, the Interfund Lending Team would allocate loans among borrowing funds with input from portfolio managers.


---------------

(1) The "Repo Rate" for any day would be the highest rate available to the funds from investing in overnight repurchase agreements with a highly reputable counterparty.

(2) The "Bank Loan Rate" for any day would be calculated by Nuveen each day an interfund loan is made according to a formula established by the Board designed to approximate the lowest interest rate at which bank short-term loans would be available to the funds. The formula would be based upon a publicly available rate (e.g., Federal Funds plus 25 basis points) and would vary with this rate so as to reflect changing bank loan rates. The Board periodically would review the continuing appropriateness of using the publicly available rate, as well as the relationship between the Bank Loan Rate and current bank loan rates that would be available to the funds. The initial formula and any subsequent modifications to the formula would be subject to the approval of the Board.

The Interfund Lending Team would allocate borrowing demand and cash available for lending among the funds on what the Interfund Lending Team believes to be an equitable basis, subject to certain administrative procedures applicable to all funds, such as the time of filing requests to participate, minimum loan lot sizes, and the need to minimize the number of transactions and associated administrative costs. To reduce transaction costs, each loan normally would be allocated in a manner intended to minimize the number of funds necessary to complete the loan transaction. The method of allocation and related administrative procedures would be approved by the Board, including a majority of the Independent Board Members, to ensure both borrowing and lending funds participate on an equitable basis.


The Adviser would (i) monitor the interest rates charged and other terms and conditions of the Interfund Loans, (ii) ensure compliance with each fund's investment policies and limitations, (iii) ensure equitable treatment of each fund, and (iv) make quarterly reports to the Board concerning any transactions by the funds under the program and the Interfund Loan Rates. Nuveen would administer the credit facility as part of its duties under its existing advisory contract with each fund and would receive no additional fee as compensation for its services. The actual terms of any Interfund Loan Program in which the Funds may participate may change from time to time from the description presented here both as a result of a regulatory action in connection with the granting of the appropriate regulatory approvals, or as approved by a Board of a Fund.



Although, under the proposed new investment policies, each Fund may borrow and lend to the full extent permitted by the 1940 Act, currently each Fund only intends to change its current practices with respect to borrowing and lending solely to the extent it participates in the proposed interfund lending program. However, under the proposed new investment policies, each Fund reserves the right to engage in borrowing and lending to the full extent permitted by the 1940 Act.


VOTES REQUIRED


Approval of the proposed changes to a Fund's fundamental investment policies requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. For each Fund, except Municipal Value and Municipal Income, common shareholders and MuniPreferred shareholders will vote together as a single class and MuniPreferred shareholders will vote separately as a single class. For Municipal Value and Municipal Income, common shareholders will vote together as a single class. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on the proposed changes to each fundamental investment policy.


THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES.


3. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


GENERAL


The Board of each Fund unanimously approved an Agreement and Plan of Reorganization and Liquidation (the "Agreement") for each Fund in the form attached hereto as Appendix B. The purpose of the reorganization is for each Fund, currently organized as a Minnesota corporation (each, a "Minnesota Fund"), to reorganize (each, a "Reorganization") into a newly created Massachusetts business trust (each, a "Massachusetts Fund"). This type of reorganization may be referred to as a "change in domicile reorganization." The terms and conditions of the Reorganization are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement.



The Board of each Fund believes that its respective Reorganization will achieve savings and operating efficiencies by realizing economies of scale through increased standardization of documents among the Nuveen family of funds, most of which are organized as Massachusetts business trusts, and would permit the Adviser and its personnel to focus more on non-administrative matters. Among such potential efficiencies are lower expenses, particularly legal expenses, through economies of scale associated with compliance by the Nuveen family of funds with Massachusetts law only, rather than both Minnesota and Massachusetts law.


Each Fund is governed by the 1940 Act as well as by the law of the state of its organization. A Massachusetts business trust is established by trustees (who serve the same role as directors of a Minnesota corporation) under a declaration of trust, which sets forth various provisions relating primarily to the authority of the trust to conduct business and the specific rules governing the trust. The Board of each Minnesota Fund believes that a fund organized as a Massachusetts business trust may have more flexibility in conducting its business as a closed-end investment company than a Minnesota corporation. For example, under each Fund's interpretation of Minnesota law, the Board of the Fund does not have the authority, without shareholder approval, to (a) increase the number of authorized shares of an existing series of MuniPreferred or (b) make amendments to certain rating agency definitions in the Fund's Statement Establishing and Fixing the Rights and Preferences of MuniPreferred. However, a Massachusetts business trust may provide for the flexibility to take these actions without shareholder approval. Therefore, if the Reorganizations are approved, it is expected that the Funds' governing documents would permit the Board Members to issue additional shares of MuniPreferred and would permit rating agency definitions to be amended, subject to rating agency approval and other limitations, without the time and expense of seeking shareholder approval.



The Board of each Minnesota Fund considered all material issues associated with such Fund's Reorganization and determined that the Reorganization is in the best interest of the Fund and that existing shareholders will not be diluted as a result of such Reorganization.


The table below shows each Reorganization:

MINNESOTA FUND (MINNESOTA CORPORATION)         MASSACHUSETTS FUND (MASSACHUSETTS BUSINESS TRUST)
------------------------------------------------------------------------------------------------
Nuveen Municipal Value Fund, Inc.              Nuveen Municipal Value Fund
Nuveen Municipal Income Fund, Inc.             Nuveen Municipal Income Fund
Nuveen Premier Income Fund, Inc.               Nuveen Premium Income Fund
Nuveen Performance Plus Municipal Fund, Inc.   Nuveen Performance Plus Municipal Fund
Nuveen Municipal Advantage Fund, Inc.          Nuveen Municipal Advantage Fund
Nuveen Municipal Market Opportunity Fund,      Nuveen Municipal Market Opportunity Fund
  Inc.
Nuveen Investment Quality Municipal Fund,      Nuveen Investment Quality Municipal Fund
  Inc.
Nuveen Insured Quality Municipal Fund, Inc.    Nuveen Insured Quality Municipal Fund
Nuveen Select Quality Municipal Fund, Inc.     Nuveen Select Quality Municipal Fund
Nuveen Quality Income Municipal Fund, Inc.     Nuveen Quality Income Municipal Fund
Nuveen Insured Municipal Opportunity Fund,     Nuveen Insured Municipal Opportunity Fund
  Inc.
Nuveen Premier Municipal Income Fund, Inc.     Nuveen Premier Municipal Income Fund
Nuveen Premier Insured Municipal Income Fund,  Nuveen Premier Insured Municipal Income Fund
  Inc.
Nuveen Premier Income Fund 2, Inc.             Nuveen Premier Income Fund 2
Nuveen Premier Income Fund 4, Inc.             Nuveen Premier Income Fund 4


Each Reorganization contemplates that (a) a newly established Massachusetts Fund would acquire all of the assets of the corresponding Minnesota Fund in exchange for newly issued common shares and newly issued shares of MuniPreferred of the Massachusetts Fund ("Massachusetts Fund Shares") and the Massachusetts Fund's assumption of all of the liabilities of the corresponding Minnesota Fund; and
(b) the Minnesota Fund would liquidate and distribute to its shareholders pro rata by class the Massachusetts Fund Shares received. As a result of the Reorganization, the shareholders of each Minnesota Fund would become shareholders of the corresponding Massachusetts Fund.



If approved by shareholders of a Fund, the Reorganization will be made effective (the "Effective Time") at a date and time when the Board of each Fund deems appropriate. No Effective Time has been set forth in the Agreement, however, it is currently expected that the Reorganization will take place before the end of 2004.


If shareholders of a Fund do not approve the Reorganization, the Fund will continue to do business in its current corporate form.

TERMS OF EACH REORGANIZATION


In connection with the Reorganization, each Minnesota Fund, as the sole shareholder of the corresponding Massachusetts Fund, will take the following actions:



          (1) approve the Investment Management Agreement for the Massachusetts Fund on substantially the same terms as the Investment Management Agreement for the corresponding Minnesota Fund; and



          (2) elect as Board Members of each Massachusetts Fund the same persons who are Board Members of the corresponding Minnesota Fund prior to the Reorganization.



If the Reorganization is approved by shareholders and the other conditions are satisfied or waived, at the Effective Time each Massachusetts Fund will acquire all of the assets of the corresponding Minnesota Fund, including cash, cash equivalents, municipal obligations and other securities, receivables and other property owned by each Minnesota Fund. In exchange, each Massachusetts Fund would assume from the corresponding Minnesota Fund all debts, liabilities, obligations and duties of the Minnesota Fund, and the Massachusetts Fund would issue to the corresponding Minnesota Fund common shares of beneficial interest and Preferred shares of beneficial interest of the Massachusetts Fund. The number of Massachusetts Fund common shares to be issued to the corresponding Minnesota Fund would be the number equal to the number of common shares of the Minnesota Fund outstanding as of the Effective Time. Shares of Massachusetts Fund MuniPreferred would be issued to the corresponding Minnesota Fund on the basis of one share of Massachusetts Fund MuniPreferred for each share of Minnesota Fund MuniPreferred outstanding as of the Effective Time.

In the event the Reorganization is consummated, as soon as practicable after the Effective Time, each Minnesota Fund will liquidate and distribute to its common shareholders of record the Massachusetts Fund common shares it receives, and to its preferred shareholders of record the shares of Massachusetts Fund MuniPreferred it receives. Such liquidation and distribution will be accomplished by opening accounts on the books of the Massachusetts Fund in the names of the shareholders of the corresponding Minnesota Fund and transferring to those shareholder accounts the Massachusetts Fund Shares previously credited on those books to the account of the corresponding Minnesota Fund. Each common shareholder account will receive a number of Massachusetts Fund common shares equal to the number of common shares of the Minnesota Fund held by such common shareholder at the Effective Time, and each preferred shareholder account will receive one share of Massachusetts Fund MuniPreferred of the same series for each share of Minnesota Fund MuniPreferred held by such preferred shareholder at the Effective Time.



If and to the extent the Board of a Minnesota Fund deems it advisable for federal income tax purposes, such Minnesota Fund shall make a distribution of net investment company taxable income, if any, and net capital gain, if any, immediately prior to the Effective Time.



Following the Reorganization, every common shareholder of a Minnesota Fund would own common shares of the corresponding Massachusetts Fund equal to the number of Minnesota Fund common shares held immediately prior to the Effective Time. A common shareholder of each Minnesota Fund will therefore acquire substantially the same pro rata interest in the corresponding Massachusetts Fund as of the Effective Time of the Reorganization as that common shareholder had in the Minnesota Fund immediately prior to the Reorganization.



Following the Reorganization, every preferred shareholder of each Minnesota Fund would own the same number of shares of the corresponding Massachusetts Fund's MuniPreferred as he or she held of the Minnesota Fund's MuniPreferred, and the shares of Massachusetts Fund MuniPreferred would have rights and preferences substantially similar to those of the shares of the corresponding Minnesota Fund's MuniPreferred. Holders of shares of Massachusetts Fund MuniPreferred would be entitled to receive, on the date that but for Reorganization would have been the next dividend payment date in respect of the shares of Minnesota Fund's MuniPreferred, dividends accumulated in respect of the shares of each Minnesota Fund's MuniPreferred dividends equal to the amount of dividends that would have been paid on such date with respect to the shares of each Minnesota Fund's MuniPreferred, but for the Reorganization.



Under the terms of the Agreement, each Reorganization is conditioned upon (a) approval by the shareholders of the Minnesota Fund, as described below, (b) the Minnesota Fund's receipt of written advice from Moody's and S&P confirming that consummation of the Reorganization will not impair the "aaa" and "AAA" ratings assigned to the outstanding shares of the Minnesota Fund's MuniPreferred, (c) the Minnesota Fund's and Massachusetts Fund's receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Internal Revenue Code of 1986, as amended (the "Code"),
(d) the absence of legal proceedings challenging the Reorganization and (e) the Minnesota Fund's receipt of certain routine certificates.



A Fund's Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Minnesota Fund's shareholders, at any time prior to the Effective Time (a) by mutual agreement, (b) by either party if any condition to that party's obligations under the Agreement has not been satisfied or waived and it reasonably appears that such condition will not be satisfied or
(c) by either party if the Reorganization has not occurred by December 31, 2004.


CERTAIN COMPARATIVE INFORMATION ABOUT THE MASSACHUSETTS FUNDS AND THE MINNESOTA FUNDS


As a Massachusetts business trust, each Massachusetts Fund's operations will be governed by a Declaration of Trust, Bylaws (collectively, the "Trust governing documents") and applicable Massachusetts law. As Minnesota corporations, each Minnesota Fund's operations are governed by each individual Minnesota Fund's Articles of Incorporation, Bylaws (collectively, the "Fund governing documents") and applicable Minnesota law. If the Reorganization is approved, the operations of each Massachusetts Fund will be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and applicable state securities laws. Set forth below is a discussion of the major similarities and differences between the Massachusetts Funds and the Minnesota Funds.



INVESTMENT OBJECTIVES, POLICIES AND GENERAL PORTFOLIO CHARACTERISTICS. The investment objectives and policies of each Massachusetts Fund will be identical to those of the corresponding Minnesota Fund and the general portfolio characteristics of a Massachusetts Fund immediately after its Reorganization will be virtually identical to that of its corresponding Minnesota Fund immediately prior to its Reorganization.



BOARD MEMBERS AND OFFICERS. The Board Members and officers of each Minnesota Fund serving immediately prior to a Reorganization will serve in the same capacity for the corresponding Massachusetts Fund immediately after the Reorganization.


COMMON SHARES. Notwithstanding that each Massachusetts Fund is organized as a Massachusetts business trust and each Minnesota Fund is organized as a Minnesota corporation, the common shares of each Massachusetts Fund and each Minnesota Fund have similar voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. However, shareholders of the Massachusetts Fund will not have dissenters' rights of appraisal. The terms of the Massachusetts Fund's Dividend Reinvestment Plan will be identical to the terms of the corresponding Minnesota Fund's Dividend Reinvestment Plan.



PREFERRED SHARES. The terms of the Massachusetts Fund's MuniPreferred issued pursuant to a Reorganization will be substantially similar to the terms of the corresponding Minnesota Fund's MuniPreferred, except that, under each Minnesota Fund's interpretation of Minnesota law, the Board of each Minnesota Fund does not have the authority, without shareholder approval, to (a) increase the number of authorized shares of an existing series of MuniPreferred or (b) make amendments to certain rating agency definitions in each Minnesota Fund's Statement Establishing and Fixing the Rights and Preferences of MuniPreferred. After each Reorganization, the Massachusetts Fund will have the flexibility to take such actions without shareholder approval, subject to certain limitations, including rating agency approval. In addition, the Massachusetts Fund MuniPreferred shareholders will not have dissenters' rights of appraisal.



PERSONAL LIABILITY. Under Massachusetts law, shareholders of each Massachusetts Fund could, under certain circumstances, be held personally liable for the obligations of that Massachusetts Fund. However, each Massachusetts Fund's Declaration of Trust will contain an express disclaimer of shareholder liability for debts or obligations of that Massachusetts Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Massachusetts Fund or its trustees. The Massachusetts Funds' Declaration of Trust will further provide for indemnification out of the assets and property of that Massachusetts Fund for all loss and expense of any shareholder held personally liable for the obligations of the Massachusetts Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Massachusetts Fund would be unable to meet its obligations. Management believes that the likelihood of such circumstances is remote. In addition, each Massachusetts Fund's Declaration of Trust will provide that the obligations of that Massachusetts Fund are not binding upon the trustees individually, but only upon the assets and property of the Massachusetts Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in each Massachusetts Fund's Declaration of Trust however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



SHAREHOLDER MEETINGS. The Massachusetts Fund and Minnesota Fund governing documents both provide that shareholder meetings (a) may be called at any time by the Chairman of the Board, the Chief Administrative Officer or two or more Board Members and (b) must be called upon the written request of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting.



QUORUM. The Massachusetts Fund and Minnesota Fund governing documents provide that a majority of shares entitled to vote constitutes a quorum for shareholder meetings, except that for the election of the two board member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred entitled to vote and represented in person or by proxy constitutes a quorum except that for Premium Income, a majority of the MuniPreferred entitled to vote and represented in person or by proxy constitutes a quorum.



ELECTION OF BOARD MEMBERS. The Massachusetts Fund governing documents provide that Board Members are elected by a plurality of the voting power of the shares present and entitled to vote at any shareholder meeting. By comparison, the Minnesota Fund governing documents provide that Board Members are elected by vote of a majority of the voting power of the shares present and entitled to vote at any shareholder meeting. Under normal circumstances holders of MuniPreferred are entitled to elect two (2) board members.



CONTROL. Both the Massachusetts Fund and Minnesota Fund governing documents include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund. Specifically, they require the affirmative vote of the holders of at least 66 2/3% of the fund's common shares and preferred shares outstanding at the time, voting together as a single class, except as described below, to authorize any of the following transactions:


          (a) a conversion of the fund from a closed-end to an open-end investment company,

          (b) a merger or consolidation of the fund, or any series or class of the fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the fund, or any series or class of the fund,

          (c) a sale, lease or transfer of all or substantially all of the fund's assets (other than in the regular course of the fund's investment activities), or

          (d) termination of the fund or series or class of the fund by the shareholders,

unless such transaction has been authorized by the affirmative vote of 66 2/3% of the total number of Board Members fixed in accordance with the governing documents, in which case the affirmative vote of the holders of at least a majority of the fund's common shares and preferred shares outstanding at the time, voting together as a single class, is required. In the case of the conversion of the fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares of the fund, the action in question will also require the approval of the holders of 66 2/3% of the preferred shares of the fund outstanding at the time, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the transaction has been authorized by the affirmative vote of 66 2/3% of the total number of Board Members fixed in accordance with the fund's governing documents. The vote required to approve the conversion of the fund from a closed-end to an open-end investment company or to approve a transaction constituting a plan of reorganization which adversely affects the holders of preferred shares of the fund is higher than that required by the 1940 Act.

SHAREHOLDERS' RIGHTS OF APPRAISAL


Under Minnesota law, shareholders of each Fund have dissenters' rights of appraisal with respect to its Reorganization.



GENERAL. Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act provide for rights of shareholders to dissent and obtain payment in cash of the "fair value" of their shares, as defined in the statute, in the event of a sale of substantially all of the assets of a Minnesota corporation. The procedures for asserting dissenters' rights are set forth in such sections, the full texts of which are reprinted as Appendix C. Shareholders of each Fund who wish to assert their dissenters' rights must fully comply with the statutory requirements in order to preserve the right to obtain payment for their shares under the statute. The following summary of the applicable provisions of Section 302A.471 and 302A.473 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to such Sections.


PROCEDURE. Any shareholder of the Fund who wishes to dissent and obtain payment for his or her shares (a) must file with the Fund prior to the shareholder vote with respect to the Agreement at the Annual Meeting, a written notice stating the shareholder's intention to demand payment of the fair value of his or her shares if the Reorganization is effectuated and (b) must not vote his or her shares in favor of approval of the Agreement. Such notice must be filed at the offices of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606,
Attention: Secretary. A vote against approval of the Agreement does not in itself constitute the required written notice described in (a) above. A shareholder must satisfy requirement (b) above either by voting against approval of the Agreement in person or by proxy at the Annual Meeting or by abstaining from voting his or her shares. The shareholder can so abstain by not voting in favor of approval of the Agreement at the Annual Meeting and either (i) not signing and returning the proxy card or (ii) marking the space indicating "Abstain" on the proxy card. If a shareholder returns a signed proxy card, unless such proxy card indicates that the shareholder wishes to abstain or vote against approval of the Agreement, such shareholder's shares will be voted in favor of approval of the Agreement, and such shareholder will not be permitted to dissent.

A shareholder of a Fund may not assert dissenters' rights as to less than all of the shares registered in such holder's name, except in the situation in which certain shares are beneficially owned by another person but registered in such holder's name. If a shareholder wishes to dissent with respect to shares beneficially owned by another person, such shareholder must dissent with respect to all such shares and disclose the name and address of the beneficial owner on whose behalf the holder is dissenting. A beneficial owner who is not the shareholder of record may assert dissenters' rights with respect to all of his or her shares if the beneficial owner submits a written consent of the shareholder of record at the time of or prior to the assertion of such dissenters' rights.

If the Agreement is approved by the requisite shareholder vote, the Fund will be required to mail a notice to each Fund shareholder who filed a written notice of intent to demand payment and refrained from voting in favor of approval of the Agreement. The notice shall state when and where a demand for payment shall be sent and share certificates shall be deposited in order to obtain payment. The notice shall also include a form to be completed by the shareholder for demanding payment and certifying the date on which the shareholder, or the beneficial owner on whose behalf the shareholder is dissenting, acquired the shares. In order to receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is mailed by the Fund. A shareholder who fails to demand payment or fails to deposit share certificates, as required by such notice, shall have no right to receive payment for his or her shares under the dissenters' rights provisions.


After the Reorganization takes effect or after receipt of a valid demand for payment, whichever is later, the Massachusetts Fund, as successor to the Fund, shall remit to each shareholder who has made such demand of the Fund and deposited his or her share certificates, the amount that the Massachusetts Fund estimates to be the fair value of the shares, plus any interest that may have accrued commencing five days after the Effective Time up to and including the date of payment at the judgment rate of interest then in effect under Minnesota law (currently 4% per annum). The Massachusetts Fund shall also include with such remittance, along with certain financial statements of the Fund, a brief description of the method used to reach the estimated fair value of the shares of the Fund. As used in Section 302A.473, the term "fair value of the shares" means the value of the shares immediately before the Effective Time.



The Massachusetts Fund may withhold any remittance from a dissenting shareholder who was not a shareholder (or who is dissenting on behalf of a person who was not a beneficial owner) on the date of the first public announcement of the Reorganization, if the Massachusetts Fund (a) provides to such shareholder, along with the materials described in the preceding paragraph, a statement of the reason for withholding the remittance and (b) offers to pay the fair value of the shares, plus interest, if the dissenting shareholder agrees to accept that amount in full satisfaction. The dissenting shareholder may decline the offer and demand payment as described below. Failure to make such demand entitles the dissenting shareholder only to the amount offered by the Massachusetts Fund.



If a dissenting shareholder of the Fund believes that the amount remitted (or the amount offered in the case of certain dissenting shareholders) by the Massachusetts Fund is less than the fair value of his or her shares of the Fund, plus interest, the shareholder may, within 30 days after the mailing date of the remittance (or the offer), give written notice to the Massachusetts Fund of his or her own estimate of the fair value of the shares of the Fund, plus interest, and demand payment of the difference. If the shareholder fails to do so, the shareholder is entitled only to the amount remitted (or offered).



If the Massachusetts Fund receives a demand for supplemental payment from any dissenting shareholder, it shall, within 60 days after receipt of such demand, either (a) pay to the dissenter the amount demanded or agreed to by the dissenter after settlement discussions or (b) file in a court of competent jurisdiction in Hennepin County, Minnesota, a petition requesting that the court determine the fair value of the shares, plus interest. All shareholders of the Fund whose demands have not been settled with the Massachusetts Fund shall be made parties to the proceeding. The court shall determine whether each such dissenting shareholder has complied with all statutory requirements and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant. If the court determines that the fair value of the shares exceeds the Massachusetts Fund's estimate of the fair value of the shares of the Fund, then the court will enter judgment in favor of such dissenting shareholders in an amount by which the value determined by the court exceeds the Massachusetts Fund's estimated value.



The costs and expenses of the proceeding, including the reasonable expense and compensation of any appraisers appointed by the court, shall be determined by the court and assessed against the Massachusetts Fund, except that the court may assess part or all of such costs and expenses against any dissenting shareholder whose action in demanding supplemental payment is found by the court to be arbitrary, vexatious or not in good faith. If the court finds that the Massachusetts Fund has failed to comply substantially with the statutory requirements, the court may assess against the Fund all fees and expenses of any experts or attorneys as the court deems equitable. In addition, fees and expenses may be assessed against any party the court determines has acted arbitrarily, vexatiously or not in good faith in bringing a proceeding for supplemental payment.



Cash received pursuant to the exercise of dissenters' rights may be subject to federal or state income tax.


FEDERAL INCOME TAX CONSEQUENCES


As a condition of closing to each Reorganization, the respective Minnesota Fund will receive an opinion from Vedder, Price, Kaufman & Kammholz, special counsel to the Minnesota Funds, to the effect that the Reorganization will qualify as a reorganization under Section 368(a)(1) of the Code. Accordingly, no Minnesota Fund will recognize gain or loss for federal income tax purposes as a result of the Reorganization. The following discussion summarizes the anticipated federal income tax treatment to shareholders of each Minnesota Fund.



A common shareholder of the Minnesota Fund who receives solely common shares of a corresponding Massachusetts Fund in exchange for his or her Minnesota Fund common shares pursuant to the Reorganization will not recognize gain or loss for federal income tax purposes. Likewise, a holder of a Minnesota Fund's MuniPreferred shares who receives solely shares of Massachusetts Fund MuniPreferred in exchange for his or her Minnesota Fund MuniPreferred pursuant to the Reorganization will not recognize gain or loss for federal income tax purposes.



The aggregate tax basis of the Massachusetts Fund shares received by a shareholder of the Minnesota Fund will be the same as the shareholder's aggregate tax basis in the Minnesota Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange.



The holding period of the Massachusetts Fund shares received by a shareholder of the Minnesota Fund will include the period during which the shareholder's Minnesota Fund shares were held, provided such Minnesota Fund shares were held as a capital asset at the Effective Time.



Cash payments received by a Minnesota Fund shareholder as a result of the exercise of his or her dissenters' rights of appraisal with respect to all of such shareholder's shares will be treated as received by such shareholder as a distribution in redemption by the Minnesota Fund of his or her shares and will be treated as a distribution in full payment in exchange for his or her shares, resulting in a capital gain or loss for federal income tax purposes, assuming the Minnesota Fund shares exchanged for cash as a result of the exercise of his or her dissenter's rights were held as a capital asset at the Effective Time.



THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF EACH REORGANIZATION AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE.

VOTES REQUIRED


Consummation of each Reorganization is subject to approval of the Agreement by the common and preferred shareholders of the respective Fund. Adoption of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding common shares and shares of MuniPreferred of that Fund entitled to vote on the proposal, voting together as a single class.



Preferred shareholders of each Fund are being asked to approve the Agreement as a "plan of reorganization" under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the holders of shares of MuniPreferred of the Fund would be materially adversely affected by the Reorganization, it is possible that there may be insignificant adverse effects. Each Fund is seeking approval of the Agreement by the holders of shares of each series of that Fund's MuniPreferred, each such series voting separately as a class. Such approval requires the affirmative vote of the holders of at least a majority of the outstanding shares of that Fund's MuniPreferred entitled to vote on the proposal, each such series voting separately as a class. Preferred shareholders of each Fund are also being asked to approve the Agreement pursuant to Minnesota law. Such approval requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Fund MuniPreferred entitled to vote on the proposal, each such series voting separately as a class.


THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AGREEMENT AND PLAN OF REORGANIZATION.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE


Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all
Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.


INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS


To be considered for presentation at the Annual Meeting of shareholders of any of the Funds to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 17, 2004. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than May 2, 2004. Timely submission of a proposal does not mean that such proposal will be included.


EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds. All other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged D.F. King & Co., Inc., to assist in the solicitation of proxies at an estimated cost of $2,500 per Fund plus reasonable expenses.

FISCAL YEAR

The last fiscal year end for each Fund was October 31, 2002.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger

Vice President and Secretary


June 17, 2003

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES
                            AUDIT COMMITTEES CHARTER



                               Revised May, 2003



ORGANIZATION AND MEMBERSHIP



There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also be the Committee's "financial expert"). The Board shall appoint the members of the Audit Committee, on the recommendation of the Governance Committee.



STATEMENT OF POLICY



The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements and (4) the independent auditors' qualifications and independence, and the performance of the internal audit function and independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of Nuveen. The Audit Committee shall meet periodically with Nuveen management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions.



The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.



RESPONSIBILITIES



Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.



The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation, subject to ratification of the Board, if required.



In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.



The Audit Committee is responsible for the following:



     Fund Financial Statements:



        1. Reviewing the annual audited financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."



        2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.



        4. Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of control deficiencies.



        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.



        6. Reviewing and discussing reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.



        7. Discussing with management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies.



        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.



     With respect to the independent auditors:



        1. Appointing or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.



        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.



        3. Pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.



        4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.



        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).



        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.



        7. Recommending to the Board of Directors policies for the Funds' or the Adviser's hiring of employees or former employees of the independent auditor who participated in the audit of the Funds.



     With respect to any internal auditor:



        1. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.



        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.



     Other responsibilities:



        1. Reviewing with the Funds' and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.



        2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.



        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.



        4. Reviewing the reports of examinations by regulatory authorities.



        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.



        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.



        7. Reporting to the Directors/Trustees on the results of the activities of the Committee.



        8. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/ Trustees.



        9. Preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.



        10. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board of Directors/Trustees approval of any proposed changes deemed necessary or advisable by the Committee.



Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX B

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the "Agreement") is made
as of the    day of           , 200 by and between                (the
"Acquiring Fund"), a newly created business trust formed under the laws of the
Commonwealth of Massachusetts and                , a Minnesota corporation (the
"Target Fund") together with the Acquiring Fund, (the "Funds"). Each of the Funds maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606.



This Agreement is intended to be, and is adopted as, a plan of reorganization for the purpose of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The reorganization will consist of (a) the acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange solely for common shares, par value $.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"), shares of Municipal Auction Rate Cumulative Preferred Shares, par value $.01 per share ("MuniPreferred(R)"), of the Acquiring Fund ("Acquiring Fund MuniPreferred Shares" and, collectively with the Acquiring Fund Common Shares, "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (b) distribution, after the Closing Date hereinafter referred to, of such Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").


In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

          1. Transfer of Assets of the Target Fund in Exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if Any; Liquidation of the Target Fund.


             1.1 The Target Fund agrees to sell, assign, transfer and deliver, as of the close of business on the Closing Date (the "Effective Time"), all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, free and clear of all liens and encumbrances, except as otherwise provided herein. In exchange, the Acquiring Fund agrees (a) to assume all of the liabilities, if any, of the Target Fund, as set forth in paragraph 1.3 and (b) to issue and deliver to the Target Fund, for distribution in accordance with paragraph 1.5 to the Target Fund's shareholders, (i) the number of full and fractional Acquiring Fund Common Shares equal in number and value to the Target Fund common shares
        outstanding as of Closing Date, and (ii)           shares of Acquiring
        Fund MuniPreferred, Series      . Such transactions shall take place at
        the closing provided for in paragraph 2.1 (the "Closing").



             1.2 As of the Effective Time, the Acquiring Fund shall acquire all of the assets of the Target Fund (consisting without limitation of all cash, cash equivalents, municipal obligations and other portfolio securities, receivables (including interest and dividends receivable) and any deferred or prepaid expenses shown as assets) as set forth in the Statement of Net Assets referred to in paragraph 6.3 as of the Closing Date. The Target Fund has no plan or intent to sell or otherwise dispose of any of its assets, other than in the Target Fund's ordinary course of business of being an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").



             1.3 As of the Effective Time, the Acquiring Fund will assume all of the Target Fund's debts, liabilities, obligations and duties of the Target Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Agreement.



             1.4 On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"), the Target Fund will distribute in complete liquidation (a) pro rata to its common shareholders of record, determined as of the Effective Time, the Acquiring Fund Common Shares received by the Target Fund pursuant to paragraph 1.1 in exchange for common shares of the Target Fund held by the common shareholders of the Target Fund and (b) pro-rata, by series, to its preferred shareholders of record, determined as of the Effective Time, the Acquiring Fund MuniPreferred Shares received by the Target Fund pursuant to paragraph
        1.1. Such distribution and liquidation will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to each account (x) in the case of a common shareholder, a number of the Acquiring Fund Common Shares received by the Target Fund equal in number to the common shares of the Target Fund held by such shareholder and (y) in the case of a preferred shareholder, a number of the Acquiring Fund MuniPreferred Shares received by the Target Fund equal in number to the shares of Target Fund MuniPreferred held by such shareholder.



             1.5 Any reporting responsibility of the Target Fund with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange ("NYSE"), or any state securities commission is and shall remain the responsibility of the Target Fund up to and including the Liquidation Date.

             1.6 All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund on or prior to the Liquidation Date.


             1.7 The Target Fund will dissolve, terminate and have its affairs wound up in accordance with Minnesota state law promptly following the Liquidation Date.


             1.8 If and to the extent the Board of Directors of the Target Fund deems it advisable for federal income tax purposes, such Target Fund shall make a distribution of net investment company taxable income, if any, and net capital gain, if any, immediately prior to the Effective Time.



          2. Closing and Closing Date


             2.1 The Closing Date shall be such date as the Boards of each Fund may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be at the office of the Acquiring Fund or at such other place as the parties may agree.

             2.2 The custodian for the Target Fund shall deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Target Fund's portfolio securities, cash and any other assets have been transferred in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.


             2.3 The Target Fund shall deliver to the Acquiring Fund on or prior to the Closing Date a list of the names and addresses of its shareholders and the number of outstanding shares of the Target Fund owned by each such shareholder (the "Shareholder Lists"), all as of the Effective Time, certified by the Secretary or Assistant Secretary of the Target Fund. The Acquiring Fund shall issue and deliver to the Target Fund at the Closing a confirmation or other evidence satisfactory to the Target Fund that Acquiring Fund Shares have been or will be credited to the Target Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.



             2.4 Immediately upon delivery to the Target Fund of the Acquiring Fund Shares, the Target Fund will, as sole shareholder of the Acquiring Fund, vote to elect Trustees of the Acquiring Fund and to approve the investment advisory agreement for the Acquiring Fund.



          3. Representations and Warranties


             3.1 The Target Fund represents and warrants as follows:

                3.1.1 The Target Fund is duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Target Fund, to carry out the Agreement.

                3.1.2 The Target Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

                3.1.3 The Target Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of the Target Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound.


                3.1.4 The Target Fund has no material contracts or other commitments that will not be terminated on or prior to the Closing Date without any liability or penalty to the Target Fund or the Acquiring Fund.


                3.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Target Fund, threatened against the Target Fund or any of its properties or assets. The Target Fund knows of no facts that might form the basis for the institution of such proceedings, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                3.1.6 The audited Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights
           and Portfolio of Investments of the Target Fund at           , 200
           and for the period then ended (copies of which have been furnished to the Acquiring Fund) have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Target Fund as of such date, and there are no known material liabilities of the Target Fund (contingent or otherwise) not disclosed therein.

                3.1.7 Since           , 200 , there has not been any materially
           adverse change in the Target Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 3.1.7, a decline in net asset value or net asset value per common share of the Target Fund as a result of changes in the value of investments held by the Target Fund or a distribution or payment of dividends shall not constitute a materially adverse change.



                3.1.8 All federal, state, local and other tax returns and reports of the Target Fund required by law to have been timely filed or furnished by the date hereof have been filed or furnished, and all federal, state, local and other taxes, additions to tax, interest and penalties required to be paid (whether or not a return or report is required) have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted against the Target Fund.



                3.1.9 For each taxable year of its operations, the Target Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company ("RIC") and intends to meet those requirements for the current taxable year.



                3.1.10 The authorized capital of the Target Fund consists of
                     common shares and           preferred shares, par value
           $.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the Acquiring Fund in accordance with the provisions of paragraph 2.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, nor is there outstanding any security convertible into shares of the Target Fund.


                3.1.11 At the Closing Date, the Target Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.

                3.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Target Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Target Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Target Fund.

                3.1.13 The information furnished and to be furnished by the Target Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.


                3.1.14 On the date of the Proxy Statement referred to in paragraph 4.5, at the time of the Annual Meeting of the Target Fund's shareholders and on the Closing Date, the Proxy Statement (a) will comply in all material respects with the provisions and regulations of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph
           3.1.14 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.


                3.1.15 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

                3.1.16 There are no brokers or finder's fees payable on behalf of the Target Fund in connection with the transactions provided for herein.

             3.2 The Acquiring Fund represents and warrants as follows:

                3.2.1 The Acquiring Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a "Massachusetts business trust" and has the power to own all of its properties and assets and to carry out the Agreement.

                3.2.2 The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Acquiring Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.


                3.2.3 All Acquiring Fund Common Shares and Acquiring Fund MuniPreferred Shares to be issued in exchange for the net assets of the Target Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable, except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations. Except as contemplated by this Agreement, the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.


                3.2.4 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action on the part of the Acquiring Fund, this Agreement constitutes a valid and binding obligation of the Acquiring Fund.


                3.2.5 The Acquiring Fund was newly formed for the purpose of engaging in the Reorganization and since its formation has not engaged in any activity or business, other than such as required to consummate the Reorganization.



                3.2.6 The Acquiring Fund will meet all the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a RIC for its taxable year that includes the Closing Date and intends to continue to qualify as a RIC under the Internal Revenue Code.



                3.2.7 Prior to the Effective Time, there will be no issued or outstanding shares of the Acquiring Fund or any other securities issued by the Acquiring Fund.



          4. Covenants of the Acquiring Fund and the Target Fund



             4.1 The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.


             4.2 The Target Fund will call a shareholders' meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

             4.3 The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

             4.4 Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

             4.5 The Target Fund will prepare and file with the SEC a Proxy Statement (the "Proxy Statement") in compliance with the 1934 Act and the Investment Company Act and the rules and regulations thereunder.

             4.6 Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Acquiring Fund title to and possession of all the assets of the Target Fund to be sold, assigned, transferred and delivered to the Acquiring Fund pursuant to this Agreement, (b) vest in and confirm to the Target Fund title to and possession of all the Acquiring Fund Shares to be transferred to the Target Fund pursuant to this Agreement, (c) assume all of the Target Fund's liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

             4.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

             4.8 The Acquiring Fund shall not conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.



             4.9 The expenses incurred by the Funds in connection with this Agreement and the transactions contemplated hereby shall be paid by the Target Fund, or assumed as a liability by the Acquiring Fund in connection with the Reorganization.


          5. Conditions Precedent to Obligations of the Target Fund


     The obligations of the Target Fund to consummate the transactions provided for herein shall, at its election, be subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:



             5.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.


             5.2 The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the President or a Vice President of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.


          6. Conditions Precedent to Obligations of the Acquiring Fund


     The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Target Fund shall, at its election, be subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

             6.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

             6.2 The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the President or Vice President of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

             6.3 The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a Statement of Net Assets, which Statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases and holding periods of such securities as of the Closing Date, certified by the Treasurer of the Target Fund.


          7. Further Conditions Precedent to Obligations of The Acquiring Fund and the Target Fund


     The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:


             7.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Trustees of the Acquiring Fund and the Board of Directors of the Target Fund, including as to the determinations required by Rule 17a-8(a) under the Investment Company Act and (b) the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund's Articles of Incorporation and By-Laws, the Investment Company Act and the requirements of the NYSE; each Fund shall have delivered certified copies of the resolutions evidencing such approvals to the other Fund; and the Acquiring Fund shall have given Bankers Trust Company or its successor, and the Depository Trust Company or its successor, at least five business days notice of such approval.


             7.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

             7.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any part of this condition as to itself.


             7.4 The Funds shall have received an opinion of Vedder, Price, Kaufman & Kammholz reasonably satisfactory to the Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:



                7.4.1 The acquisition by the Acquiring Fund of all the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities, if any, followed by the distribution by the Target Fund of the Acquiring Fund Shares to the shareholders of the Target Fund in exchange for their Target Fund shares in complete liquidation of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code, and the Acquiring Fund and the Target Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;



                7.4.2 The Target Fund's shareholders who receive solely Acquiring Fund Shares in exchange for their shares of the Target Fund will recognize no gain or loss upon the exchange of all of their Target Fund shares in connection with the Reorganization;



                7.4.3 No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities, if any, or upon the subsequent distribution of those Acquiring Fund Shares to the Target Fund shareholders in complete liquidation of the Target Fund;



                7.4.4 No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund's assets solely in exchange for Acquiring Fund Shares and the assumption of the Target Fund's liabilities, if any;



                7.4.5 The basis of the Target Fund's assets to be received by the Acquiring Fund will be, in each instance, the same as the basis of those assets when held by the Target Fund immediately before the transfer, and the holding period of such assets to be received by the Acquiring Fund will include the holding period thereof when held by the Target Fund;


                7.4.6 The basis of the Acquiring Fund Shares to be received by the Target Fund's shareholders upon liquidation of the Target Fund will be, in each instance, the same as the basis of the Target Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange; and

                7.4.7 The holding period of the Acquiring Fund Shares to be received by the Target Fund's shareholders will include the period during which the Target Fund shares to be surrendered in exchange therefor were held, provided such Target Fund shares were held as capital assets by those shareholders on the date of the exchange.


     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.



             7.5 The Target Fund shall have obtained written confirmation from both Moody's Investors Service, Inc. and Standard & Poor's Corporation that consummation of the transactions contemplated by this Agreement will not impair the "aaa" and AAA ratings, respectively, assigned by such rating agencies to the existing shares of Target Fund
        MuniPreferred, Series           .


          8. Entire Agreement; Survival of Warranties

             8.1 This Agreement constitutes the entire agreement between the Funds.

             8.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

          9. Termination

     This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the shareholders of the Funds:

             9.1 By mutual agreement of the Funds;

             9.2 By either Fund, if a condition to the obligations of such Fund shall not have been met and it reasonably appears that it will not or cannot be met; or

             9.3 By either Fund, if the Closing shall not have occurred on or
        before                , 200          ;


        In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay expenses pursuant to paragraph 4.9) or any Director, Trustee or officer of any Fund.


          10. Amendment


     This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meetings called by the Funds pursuant to paragraph 4.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares or shares of Acquiring Fund MuniPreferred to be distributed to the Target Fund's shareholders under this Agreement without their further approval and the further approval of the Funds' Boards of Directors or Trustees (including the determination required by Rule 17a-8(a) under the Investment Company Act), and provided further that nothing contained in this paragraph 10 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.


          11. Notices

     Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, prepaid certified mail or overnight delivery service addressed to Nuveen Investments, Inc., 333 West Wacker Drive, Chicago,
     Illinois 60606, Attention:           .

          12. Headings; Counterparts; Governing Law; Assignment

             12.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

             12.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

             12.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

             12.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.


             12.5 All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund as neither the Trustees, officers, agents or shareholders of the Acquiring Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund.



             12.6 All persons dealing with the Target Fund must look solely to the property of the Target Fund for the enforcement of any claims against the Target Fund as neither the Directors, officers, agents or shareholders of the Target Fund assume any personal liability for obligations entered into on behalf of the Target Fund.


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.


TARGET FUND                                        ACQUIRING FUND

By: ----------------------------------             By: ----------------------------------

                                                                      APPENDIX C



SECTIONS 302A.471 AND 302A.473 OF THE MINNESOTA BUSINESS CORPORATION ACT RELATING TO THE TARGET FUND DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL



302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.--Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:



          (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:



             (1) alters or abolishes a preferential right of the shares;



             (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;



             (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;



             (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;



          (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;



          (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under
     Section 302A.626;



          (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation except as provided in Subdivision 3; or



          (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.



Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.



(b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.



Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not cancelled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange. (b) If a date is fixed according to Section 302A.445, Subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in Subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided, in Subdivision 2, may exercise dissenters' rights.



Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.--Subdivision
1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.



(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.



(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.



(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1 up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.



Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.



Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under Section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.



Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:



          (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;



          (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;



          (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and



          (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.



(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.



Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:



          (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;



          (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and



          (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.



(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.



(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.



Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest.



The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgement in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.



Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.



(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.



(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com


                                                                      ETF-MN0703

    (NUVEEN LOGO)
        NUVEEN
           INVESTMENTS

Nuveen Investments o 333 West Wacker Dr. o Chicago www.nuveen.com

NAC Closed-End Funds Muni-Value


                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.



               ****    CONTROL NUMBER: 999 999 999 999 98    ****


        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF [FUND NAME]
              FOR A ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2003.

The Annual Meeting of shareholders will be held Monday, July 28, 2003 at 10:30 a.m. Central Time, in the Sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 28, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).



                                            Date:
                                                 ---------------------------

                                      SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                      LEFT. (Please sign in Box)

                                      ------------------------------------------


                                      ------------------------------------------

                                      NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                      APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                      IF YOU ARE SIGNING ON BEHALF OF AN ESTATE,
                                      TRUST, OR CORPORATION, PLEASE STATE YOUR
                                      TITLE OR CAPACITY.



                                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.


1. Election of Board Members:

Class III:

(01) Robert P. Bremner          (03) Judith M. Stockdale                                       FOR                       WITHHOLD
(02) William J. Schneider       (04) Jack B. Evans                                           NOMINEES                    AUTHORITY
                                                                                          listed at left                to vote for
Class II:                                                                                   (except as                 all Nominees
                                                                                            marked to                 listed at left
(05) William E. Bennett                                                                   the contrary)
(06) Thomas E. Leafstrand
                                                                                              [ ]                          [ ]
Class I:

(07) William L. Kissick
(08) Shelia W. Wellington



(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

--------------------------------------------------------------------------------
                                                                                              FOR           AGAINST      ABSTAIN
2. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   lending.

3. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   borrowing.

4. To approve an Agreement and Plan of Reorganization and the transactions                    [ ]             [ ]          [ ]
   contemplated thereby.


                                                                                                                  [MUNI VALUE]
